AMENDMENT NO. 1

THIS AMENDMENT NO. 1 to the "Exclusive Patent and Know-How License Agreement, including Transfer of Ownership", dated January 15, 2009 ("LICENSE"), is made this 12th day of May 2009, by and between the Energy and Environmental Research Center Foundation ("LICENSOR"), a nonprofit entity, organized under the laws of the state of North Dakota, having its principal place of business at 15 North 23rd Street, Stop 9017, Grand Forks, North Dakota, 58202-9017, and RLP Energy, Inc., a corporation incorporated under the laws of the state of North Dakota ("COMPANY"), having its principal place of business at 15 North 23rd Street, Stop 9054, Grand Forks, ND 58202-9054.

WHEREAS, the LICENSOR and the COMPANY desire to amend the LICENSE in order to reflect certain mutually agreeable changes.

NOW, THEREFORE, the LICENSOR and the COMPANY hereby agree to amend the LICENSE as follows:

2.8 Transfer of Ownership. Subject to U.S. ~~Department of Energy (DOE)~~ ***federal government*** approval, the LICENSOR shall execute an ASSIGNMENT to the COMPANY if the COMPANY pays the LICENSOR the consideration under Section 5.2 any time after two (2) ~~years~~ ***months*** ~~of~~ ***from*** the EFFECTIVE DATE. THE RETAINED RIGHTS UNDER SECTION 2.7 SHALL SURVIVE ANY ASSIGNMENT OR ANY TRANSFER OF OWNERSHIP INTEREST.

5.6 Consideration for ASSIGNMENT. COMPANY shall pay LICENSOR on execution and delivery of the ASSIGNMENT of the PATENT RIGHTS under Section 2.8 one million ***five hundred thousand*** dollars (~~$1,000,000.00USD~~ ***US$1,500,000.00***).

[Remainder of page intentionally Left Blank]

APPENDIX A

U.S. Patents and Patent Applications

U.S. Patent No. 7,435,286, issued October 14, 2008, entitled "Sorbents for the Oxidation and Removal of Mercury" and any invention claimed therein; ***and***

U.S. (Divisional) Patent Application No. 2009/0062119 A1, published March 5, 2009, entitled "Sorbents for the Oxidation and Removal of Mercury" and any invention claimed therein; and

U.S. (Continuation) Patent Application No. 12/419,219, filed April 6, 2009, entitled "Sorbents for the Oxidation and Removal of Mercury" and any invention claimed therein; and

U.S. (Continuation in Part) Patent Application No. 12/429,058, filed April 23, 2009, entitled "Sorbents for the Oxidation and Removal of Mercury" and any invention claimed therein.

Foreign Patents and Patent Applications

PCT Application No. WO06/039007A9, published April 13, 2006, entitled "Sorbents for the Oxidation and Removal of Mercury" and any invention claimed therein; and

Canada Patent Application No. CA2584327A1, published April 13, 2006, entitled "Sorbents for the Oxidation and Removal of Mercury" and any invention claimed therein; and

China Patent Application No. CN101048218A, published October 3, 2007, entitled "Sorbents for the Oxidation and Removal of Mercury" and any invention claimed therein; and

European Patent Application No. EP1796816A2, published June 20, 2007, entitled "Sorbents for the Oxidation and Removal of Mercury" and any invention claimed therein.

~~EXHIBIT A~~

ASSIGNMENT

WHEREAS, the Energy and Environmental Research Center Foundation ("EERC Foundation"), a nonprofit entity organized under the laws of the state of North Dakota, having its principal place of business at 15 North 23rd Street, Stop 9017, Grand Forks, North Dakota 58202-9017, owns, by ASSIGNMENT, the right, title, and interest in the EERC Foundation's patent and patent applications listed in Appendix A, and RLP Energy, Inc., a corporation incorporated under the laws of ***the state of*** North Dakota, ~~with a~~ ***having its*** principal place of business at 15 North 23rd Street, ~~PO Box~~ ***Stop 9054***, Grand Forks, ND 58202-9054 ("COMPANY"), desires to own the EERC Foundation's entire right, title, and interest in and to the inventions, in all countries throughout the world, and in and to ***the*** EERC Foundation's patent and patent applications listed in Appendix A.

NOW THEREFORE, be it known that, for good and valuable consideration, receipt of which is hereby acknowledged, the EERC Foundation hereby sells, assigns, transfers, and sets over to COMPANY, its lawful successors, and assigns EERC Foundation's entire right, title, and interest in and to all patents and patent applications listed in Appendix A, the inventions claimed therein, any other patent application directed to the invention, and all Letters Patent of the United States that may be granted thereon, and all reissues, reexaminations, and extensions thereof; and all rights to claim priority on the basis of such application, and all applications for Letters Patent that may be filed for the invention in any foreign country, and all Letters Patent that may be granted on the invention in any foreign country, and all extensions, renewals, and reissues thereof; and the EERC Foundation hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States and any official of any foreign country whose duty it is to issue patents on applications as described above, to issue all Letters Patent for this invention to COMPANY, its successors, and assigns in accordance with the terms of this ASSIGNMENT;

AND, the EERC Foundation HEREBY further covenants that the EERC Foundation has the full right to convey the interest assigned by this ASSIGNMENT, the EERC Foundation will take all action and execute all documents necessary to perfect the interest assigned hereby, and the EERC Foundation has not executed and will not execute any agreement in conflict with this ASSIGNMENT;

AND, the EERC Foundation HEREBY further covenants and agrees that the EERC Foundation, through its officers and employees, will, without further consideration, communicate with COMPANY, its successors, and assigns any facts known to the EERC Foundation and its officers and employees respecting the invention and testify in any legal proceeding; sign all lawful papers when called upon to do so; execute and deliver all papers that may be necessary or desirable to perfect the title to the invention in said COMPANY, its successors, and assigns; execute all divisional, continuation, and reissue applications; make all rightful oaths; and generally do everything possible to aid COMPANY, its successors, and assigns to obtain and enforce proper patent protection for the invention in the United States and any foreign country, it being understood that any expense incident to the execution of such papers shall be borne by COMPANY, its successors, and assigns.

AND, nothing herein shall be construed to affect or limit preexisting royalty-free rights required to be granted to the U.S. Government pursuant to 35 U.S.C. §§200–211 and to 37 CFR §401, should any such rights exist.

AND, the University of North Dakota Energy & Environmental Research Center reserves a perpetual and royalty-free right to practice the inventions for educational and research purposes.

IN TESTIMONY WHEREOF, each party has caused its authorized representative to execute this ASSIGNMENT.

ENERGY AND ENVIRONMENTAL RESEARCH CENTER FOUNDATION

By: ______________________

Name: Tom Bechtel

Title: President

RLP ENERGY, INC.

By: ______________________

Name: Rick MacPherson

Title: President

~~EXHIBIT A~~

ASSIGNMENT

WHEREAS, the Energy and Environmental Research Center Foundation ("EERC Foundation"), a nonprofit entity organized under the laws of the state of North Dakota, having its principal place of business at 15 North 23rd Street, Stop 9017, Grand Forks, North Dakota 58202-9017, owns, by ASSIGNMENT, the right, title, and interest in the EERC Foundation's patent and patent applications listed in Appendix A, and RLP Energy, Inc., a corporation incorporated under the laws of ***the state of*** North Dakota, ~~with a~~ ***having its*** principal place of business at 15 North 23rd Street, ~~PO Box~~ ***Stop 9054***, Grand Forks, ND 58202-9054 ("COMPANY"), desires to own the EERC Foundation's entire right, title, and interest in and to the inventions, in all countries throughout the world, and in and to ***the*** EERC Foundation's patent and patent applications listed in Appendix A.

NOW THEREFORE, be it known that, for good and valuable consideration, receipt of which is hereby acknowledged, the EERC Foundation hereby sells, assigns, transfers, and sets over to COMPANY, its lawful successors, and assigns EERC Foundation's entire right, title, and interest in and to all patents and patent applications listed in Appendix A, the inventions claimed therein, any other patent application directed to the invention, and all Letters Patent of the United States that may be granted thereon, and all reissues, reexaminations, and extensions thereof; and all rights to claim priority on the basis of such application, and all applications for Letters Patent that may be filed for the invention in any foreign country, and all Letters Patent that may be granted on the invention in any foreign country, and all extensions, renewals, and reissues thereof; and the EERC Foundation hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States and any official of any foreign country whose duty it is to issue patents on applications as described above, to issue all Letters Patent for this invention to COMPANY, its successors, and assigns in accordance with the terms of this ASSIGNMENT;

AND, the EERC Foundation HEREBY further covenants that the EERC Foundation has the full right to convey the interest assigned by this ASSIGNMENT, the EERC Foundation will take all action and execute all documents necessary to perfect the interest assigned hereby, and the EERC Foundation has not executed and will not execute any agreement in conflict with this ASSIGNMENT;

AND, the EERC Foundation HEREBY further covenants and agrees that the EERC Foundation, through its officers and employees, will, without further consideration, communicate with COMPANY, its successors, and assigns any facts known to the EERC Foundation and its officers and employees respecting the invention and testify in any legal proceeding; sign all lawful papers when called upon to do so; execute and deliver all papers that may be necessary or desirable to perfect the title to the invention in said COMPANY, its successors, and assigns; execute all divisional, continuation, and reissue applications; make all rightful oaths; and generally do everything possible to aid COMPANY, its successors, and assigns to obtain and enforce proper patent protection for the invention in the United States and any foreign country, it being understood that any expense incident to the execution of such papers shall be borne by COMPANY, its successors, and assigns.

AND, nothing herein shall be construed to affect or limit preexisting royalty-free rights required to be granted to the U.S. Government pursuant to 35 U.S.C. §§200–211 and to 37 CFR §401, should any such rights exist.

AND, the University of North Dakota Energy & Environmental Research Center reserves a perpetual and royalty-free right to practice the inventions for educational and research purposes.

IN TESTIMONY WHEREOF, each party has caused its authorized representative to execute this ASSIGNMENT.

ENERGY AND ENVIRONMENTAL RESEARCH CENTER FOUNDATION	**RLP ENERGY, INC.**
By: [signature]	By:________________
Name: Tom Bechtel	Name: Rick Mac Pherson
Title: President	Title: President

Amendment No. 1 approved by:

RLP Energy, Inc.	Energy and Environmental Research Center Foundation
Rick MacPherson, President	Tom Bechtel, President
May 13, 2009	MAY 13, 2009
Date	Date